SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14 (a) of the Securities
                     Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant                     |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement
|_|  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
     Definitive additional materials
     Soliciting material pursuant to Rule 14a-12

                           Phoenix Investment Trust 97
                    Registration Nos. 811-08343 and 33-34537
      (Name of Registrant as Specified in Its Charter/Declaration of Trust)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X|  No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

            (1) Title of each class of securities to which transaction applies:
            (2) Aggregate number of securities to which transaction applies:
            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
            (4) Proposed maximum aggregate value of transaction:
            (5) Total fee paid:

|_| Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

            (1) Amount previously paid:
            (2) Form, Schedule or Registration Statement no.:
            (3) Filing Party:
            (4) Date Filed:

          IMPORTANT: PLEASE VOTE YOUR SHARES BEFORE SEPTEMBER 16, 2005.

July 27, 2005

Dear Phoenix Value Equity Fund Shareholder:

I hope that you will take time to read the enclosed proxy statement and cast your ballot for a special September 16, 2005 meeting of shareholders of the Phoenix Value Equity Fund (the "Fund"). Your vote is vital to the outcome of several proposals that are being presented by the Board of Trustees.

Among the proposals being presented is the approval of a new Investment Advisory Agreement between the Fund and Phoenix Investment Counsel, Inc. ("PIC"), which would replace Engemann Asset Management ("Engemann") in this role and provide the same services for the same fee. Phoenix and Engemann are affiliated companies, however, PIC has more experience managing and monitoring subadvisers. This is particularly relevant as you are also being asked to approve a new Subadvisory Agreement between PIC, as the Fund's new investment adviser, and Acadian Asset Management, Inc. ("Acadian") to perform day-to-day management of the portfolio. Finally, to increase efficiency and decrease expenses surrounding future proxy solicitations for necessary subadviser changes, the Board requests your approval to permit PIC to hire and replace subadvisers or to modify subadvisory agreements without obtaining shareholder approval. The Board believes that shareholders' interests will benefit from all of these proposals.

Details of all proposals are included in the enclosed proxy statement, which also provides answers to questions about each proposal, the voting process and the shareholder meeting. You can also learn more about the qualifications of Acadian and PIC to assume the Fund's subadvisory and advisory roles, respectively.

The Board of Trustees has carefully assessed these proposals, and unanimously recommends that shareholders vote FOR the proposals. TO CONFIRM THE BOARD'S RECOMMENDATIONS, PLEASE VOTE FOR ALL OF THE PROPOSALS ON THE ENCLOSED PROXY CARD.

REMEMBER: YOUR VOTE COUNTS, AND DELAYING YOUR VOTE MAY ADD TO THE COST OF THIS PROXY SOLICITATION. PLEASE CAST YOUR BALLOT TODAY - BY MAIL, TELEPHONE OR ONLINE
- BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

If you have any questions, please call Phoenix Mutual Fund Services at 1-800-243-1574.

Sincerely,


/s/Daniel T. Geraci
Daniel T. Geraci
President and Chief Executive Officer
Phoenix Investment Partners, Ltd.

                            PHOENIX VALUE EQUITY FUND
                     A SERIES OF PHOENIX INVESTMENT TRUST 97

                                101 Munson Street
                              Greenfield, MA 01301

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        To be held on September 16, 2005

            To the Shareholders of Phoenix Value Equity Fund:

            NOTICE IS HEREBY GIVEN THAT a special meeting of the Shareholders of Phoenix Value Equity Fund (the "Fund") of Phoenix Investment Trust 97 (the "Trust"), a Delaware statutory trust, will be held at the offices of Phoenix Investment Partners, Ltd., 56 Prospect Street, Hartford, CT 06115, on September 16, 2005 at 2:00 p.m. Eastern Time and any adjournments thereof (the "Meeting") for the following purposes:

           1. To approve a new Investment Advisory Agreement between the Fund and Phoenix Investment Counsel, Inc. ("PIC") (Proposal 1). All shareholders will vote on this proposal.
           2. To approve a Subadvisory Agreement between PIC and Acadian Asset Management, Inc. (Proposal 2). All shareholders will vote on this proposal.
           3. To approve a proposal to permit PIC to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval (Proposal 3). All shareholders will vote on this proposal.
           4. To transact any other business that may properly come before the Meeting.

            The Board of Trustees has fixed the close of business on June 30, 2005 as the record date for determination of shareholders entitled to notice of and to vote at the Meeting.

                                             By order of the Board of Trustees


                                             Francis G. Waltman
                                             Title: Senior Vice President
                                             Phoenix Value Equity Fund

July 27, 2005

            SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR VOTE BY TELEPHONE OR BY THE INTERNET. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE OR, WITH RESPECT TO TELEPHONE OR INTERNET VOTING, ON THE PROXY CARD. IT IS IMPORTANT THAT THE PROXY BE VOTED PROMPTLY.

                   INSTRUCTIONS FOR SIGNING PROXY CARDS

                  The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                   Registration                             Valid Signature
                   ------------                             ---------------

Corporate Accounts

                   (1) ABC Corp.                            ABC Corp.
                   (2) ABC Corp.                            John Doe, Treasurer
                   (3) ABC Corp. c/o John Doe, Treasurer    John Doe
                   (4) ABC Corp. Profit Sharing Plan        John Doe, Trustee

Trust Accounts

                   (1) ABC Trust                            Jane B. Doe, Trustee
                   (2) Jane B. Doe, Trustee u/t/d 12/28/78  Jane B. Doe

Custodial or Estate Accounts

                   (1) John B. Smith, Cust. f/b/o
                       John B. Smith, Jr. UGMA              John B. Smith
                   (2) Estate of John B. Smith              John B. Smith, Jr.,
                                                            Executor

                            PHOENIX VALUE EQUITY FUND
                     A SERIES OF PHOENIX INVESTMENT TRUST 97

                                101 Munson Street
                              Greenfield, MA 01301
                                 (800) 243-1574

                         SPECIAL MEETING OF SHAREHOLDERS
                        To be held on September 16, 2005

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Phoenix Value Equity Fund (the "Fund"), which is a series of the Phoenix Investment Trust 97, (the "Trust"). The proxies will be used at the special meeting of shareholders to be held at 56 Prospect Street, Hartford, CT 06115 on September 16, 2005 (the "Meeting") and any adjournment(s) thereof. The Meeting will be held at the offices of Phoenix Investment Partners, Ltd. for the purpose set forth in the accompanying Notice of Special Meeting of Shareholders. This Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to shareholders on or about July 27, 2005 or as soon as practicable thereafter. The close of business on June 30, 2005 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to receive notice of and to vote at the meeting. Each shareholder shall be entitled to one vote for each dollar of net asset value (determined as of the record date) of each share owned by such shareholder on any matter on which such shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. On the Record Date the following shares were outstanding representing the following number of votes: Class A: 2,262,712.312, Class B: 967,891.786 and Class C: 791,051.172.

         A copy of the Trust's annual report for the fiscal year ending August 31, 2004 along with the unaudited semi-annual report for the six month period ending February 28, 2005 are available free of charge via the internet at www.PhoenixFunds.com, or by calling 800-243-1574.

         It is expected that the solicitation of proxies will be primarily by mail. Supplementary solicitations may be made by mail, telephone, facsimile, Internet or personal contact by representatives of the Trust. Computershare has been engaged to assist in the distribution and tabulation of proxies. D.F. King, Inc. has been engaged to assist in the solicitation of proxies. The anticipated cost of such solicitation services is approximately $12,000. The costs associated with this Proxy Statement will be borne by Phoenix Investment Counsel, Inc. ("PIC").

         Any shareholder submitting a proxy has the power to revoke it by attending and voting in person at the Meeting, by mailing a notice of revocation to the Secretary at the principal office of the Trust, or by executing a superseding proxy by telephone or through the Internet to the Trust. All properly executed but unmarked proxies received before the

Meeting will be voted FOR the approval of all of the proposals contained in this Proxy Statement.

         Thirty-three and one-third percent of the outstanding shares of the Fund must be present in person or by proxy to constitute a quorum for the transaction of business for the Fund. If the necessary quorum to transact business or the vote required to approve the proposals is not obtained at the Meeting, the persons named as proxies on the proxy card may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit the further solicitation of proxies. Any such adjournment would require the affirmative vote of a majority of the shares voting on the adjournment. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposals in favor of such adjournment, and will vote against any such adjournment those proxies that they have been instructed to vote against the proposals.

         "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to one or more proposals because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary power. For all of the proposals contained in this Proxy Statement, abstentions and "broker non-votes" are treated as shares that are present for purposes of determining whether a quorum is present, but do not represent votes cast with respect to a proposal and have the same effect as a "no" vote.

         Separate votes are taken by each share class only if a matter affects or requires the vote of only that class or that class's interest in the matter differs from the interest of the other classes. All of the proposals contained in this Proxy Statement will be voted on by all of the Fund's shareholders.

                        BOARD OF TRUSTEES RECOMMENDATION

         The Board of Trustees met on June 13, 2005 to discuss the proposals contained in this Proxy Statement. The Board voted unanimously to approve the proposals. The Board of Trustees recommends that you vote "FOR" all of the proposals contained in this Proxy Statement.

                           PROPOSAL 1: APPROVAL OF THE
                        NEW INVESTMENT ADVISORY AGREEMENT

REQUIRED VOTE

         Approval of the new Investment Advisory Agreement (the "New Agreement") for the Fund requires the affirmative vote of a majority of the outstanding voting securities of the Fund with the Fund's share classes voting together. Under the Investment Company Act of 1940 (the "1940 Act"), a majority of the Fund's outstanding voting securities is defined as the lesser of (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the Fund's outstanding shares are present in person or represented by proxy or (2) more than 50% of the Fund's outstanding voting securities (a

"Majority Vote"). If the New Agreement is not approved by the Fund's shareholders, Engemann Asset Management ("EAM") would continue to serve as the Fund's investment adviser at the current fee level, until the expiration of the current Investment Advisory Agreement (the "Current Agreement"), and the Board of Trustees would consider the options available to the Fund at that time.

NEW AGREEMENT

         Other than the parties involved, the New Agreement does not differ from the Current Agreement. Under the New Agreement, PIC would perform the same services currently performed by EAM and PIC would receive the same fee for performing those services. EAM and PIC are affiliated companies. The reason for entering into the New Agreement with PIC is that PIC has more experience in dealing with and monitoring subadvisers. Further, for ease of administration and possible economies of scale, PIC and EAM agree that management of subadvisory relationships should be undertaken by one entity - PIC. The New Agreement will continue in effect until November 30, 2006, and thereafter from year to year so long as such continuance is approved annually by a majority of the Fund's Trustees who are not interested persons pursuant to Section 2(a)(19) of the 1940 Act, (the "Disinterested Trustees"), and by either a majority of the outstanding voting shares of the Fund or the Trustees of the Fund. As discussed in Proposal 2 below, the Board of Trustees is recommending that the Fund enter into a subadvisory relationship with respect to all of the Fund's assets.

CURRENT AGREEMENT

         The Trust, on behalf of the Fund, has entered into the Current Agreement with EAM, which is located at 600 North Rosemead Boulevard, Pasadena, California 91107. The Current Agreement provides that EAM will have overall supervisory responsibility for the investment program of the Fund and at its own expense will provide office space for the Fund as well as pay the salaries, fees and expenses of the Fund's officers and of those Trustees who are interested persons of EAM. EAM is also authorized to perform the management and administrative services necessary for the operation of the Fund. For providing these services, EAM receives a monthly fee calculated at an annual rate based on 0.75% for the first billion of the Fund's assets, 0.70% on assets over $1 billion and 0.65% on the excess over $2 billion. The Fund paid EAM $210,841 under the Current Agreement from January 1, 2005 until June 30, 2005. The Fund made no other material payments to EAM during its last fiscal year.

         The Current Agreement with EAM is dated January 1, 2005, and will continue in effect until November 30, 2005, and thereafter from year to year so long as such continuance is approved annually by a majority of the Fund's Disinterested Trustees, and by either a majority of the outstanding voting shares of the Fund or the Trustees of the Fund. The Current Agreement with EAM was not submitted to a vote of shareholders because it was entered into as a result of an internal reorganization within the Phoenix companies, and, therefore, shareholder approval was not necessary. The Current Agreement (i) may be terminated without the payment of any penalty by the Fund or EAM on 60 days written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the Fund, including a majority of the Disinterested Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of the Fund.

         The last investment advisory agreement submitted to the Fund's shareholders was the Fund's Amended and Restated Investment Advisory Agreement between the Fund and PIC, which was last submitted to a vote of shareholders on December 15, 2000, for the purpose of reorganizing the Trust. The Fund paid PIC $ 465,734 for investment advisory services during the period beginning January 1, 2004 through December 31, 2004.

BASIS FOR THE BOARD RECOMMENDATION

         In evaluating, approving and recommending to the Fund's shareholders that they approve Proposal 1, the Board of Trustees, requested and evaluated information provided by PIC which, in the Board's view, constituted information necessary for the Board to form a judgment as to whether the New Agreement would be in the best interest of the Fund and its shareholders. Prior to making its final decision, the Trustees who are not interested persons pursuant to Section 2(a)(19) of the 1940 Act, met privately with counsel to discuss the information provided.

         In recommending that shareholders approve the proposal, the Board considered various factors, including:

         1) the rate of the investment advisory fee and other expenses that would be paid by the Fund under the New Agreement as compared to those paid under the Current Agreement and those of representative comparable funds managed by other investment advisers. The Board noted in particular that the investment advisory fee would be reasonable because it is within the range of contractual advisory fee rates at comparable asset levels for representative comparable funds, as indicated in material prepared for the Board by PIC based on information contained in various publicly available documents. Specifically, the proposed fee was slightly above the median of advisory fees for comparable funds;

         2) the impact of the proposed investment advisory fee on the Fund's Net Expense ratio both before and after any waivers or reimbursements;

         3) the above average nature and quality of investment advisory services provided by PIC to the Fund in the past, including its efforts to improve the Fund's performance;

         4) other benefits to PIC in providing investment advisory services to the Funds; and

         5) possible economies of scale to be achieved through the reduction in advisory and other fees as assets grow while managing the Fund under the proposed New Agreement.

         In considering the proposal, the Board concluded that by entering into the New Agreement, PIC would be better positioned to monitor the Fund's subadvisory relationship.

                           PROPOSAL 2: APPROVAL OF THE
                       SUBADVISORY AGREEMENT WITH ACADIAN

REQUIRED VOTE

         Approval of the Subadvisory Agreement with Acadian Asset Management, Inc. ("Acadian") requires the affirmative vote of a majority of the outstanding voting securities of the Fund with all of the Fund's share classes voting together. Under the 1940 Act, a majority of the Fund's outstanding voting securities is defined as the lesser of (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the Fund's outstanding shares are present in person or represented by proxy or (2) more than 50% of the Fund's outstanding voting securities (a "Majority Vote"). If the new Subadvisory Agreement is not approved, the Board of Trustees will consider the options available to the Fund.

THE SUBADVISORY AGREEMENT

         The Board believes that Fund shareholders can benefit most from management of the Fund's assets by the equity team at Acadian, which has demonstrated superior equity performance and portfolio manager stability. No material changes to the Fund's current principal investment strategies would occur if the Subadvisory Agreement were approved.

         The Subadvisory Agreement would obligate Acadian to: (i) make investment decisions on behalf of the Fund; (ii) place all orders for the purchase and sale of investments for the Fund with brokers or dealers selected by Acadian; (iii) vote all proxies for portfolio securities in accordance with policies and procedures adopted by the Fund; and (iv) perform certain limited related administrative functions in connection therewith. The Subadvisory Agreement would provide that Acadian shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Subadvisory Agreement, or in accordance with specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have constituted a breach of the investment objectives, policies and restrictions applicable to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, a violation of the standard of care established by and applicable to Acadian in its actions under the Subadvisory Agreement or a breach of Acadian's duty or of its obligations under the Subadvisory Agreement and except to the extent otherwise provided by law.

         The Fund would pay no fee directly to Acadian as the subadviser. Under the Subadvisory Agreement, Acadian would be compensated by PIC at the following annual rates:

         Average Daily Net Fund Assets                       Subadvisory Fee
         -----------------------------                       ---------------
         First $1 Billion                                         0.375%
         Over $1 Billion to $2 Billion                            0.350%
         Over $2 Billion                                          0.325%

         If approved, the Subadvisory Agreement would have an initial term of two years. The Subadvisory Agreement would continue thereafter on a year to year basis with the approval of the Fund's Trustees, including a majority of the Disinterested Trustees. The Subadvisory Agreement would be subject to termination by PIC or Acadian on 60 days written notice and would terminate automatically in the event of its assignment and in the event of termination of the Fund's Investment Advisory Agreement.

BASIS FOR THE BOARD'S RECOMMENDATION

         In evaluating, approving and recommending to the Fund's shareholders that they approve this proposal, the Board of Trustees, requested and evaluated information provided by PIC and Acadian which, in the Board's view, constituted information necessary for the Board to form a judgment as to whether entering into the Subadvisory Agreement with Acadian would be in the best interest of the Fund and its shareholders. Prior to making its final decision, the Disinterested Trustees met privately with counsel to discuss the information provided.

         In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors. In recommending that shareholders approve this proposal, the Trustees considered various factors, including

         1) the nature, extent and quality of the services to be provided by Acadian. The Trustees reviewed biographical information for each Acadian portfolio manager who would be providing services under the Subadvisory Agreement and noted the breadth and depth of experience presented;

         2) that all of Acadian's investment strategies are team managed and supported Acadian's focus on using data, technology and sophisticated analytical methods to evaluate and project expected returns for 20,000 stocks every day;

         3) that Acadian's value investing process is systematic, objective and consistent. In addition, Acadian's stock valuation process is based on proprietary combinations of factors that capture valuation, earnings and price movements and stock forecasts are made relative to sectors and countries. Acadian's sector forecasts use a range of data for over 200 sector groups worldwide. Stock forecasts are then combined for a world-relative final forecast. Finally, Acadian's research effort is to continually improve performance results;

         4) the rate of the investment advisory fee that would be paid by PIC (and not the Fund) under the Subadvisory Agreement;

         5) the net annual return performance comparison information as of March 31, 2005 for Acadian and the Fund as follows:


-------------------------------------------------------------------------------------------------------------
                      Acadian                Phoenix Value Equity Fund             Russell 1000(R) Value
-------------- ----------------------- -------------------------------------- -------------------------------
1 Year                15.32%                           5.92%                              13.17%
-------------- ----------------------- -------------------------------------- -------------------------------
3 Years                8.88%                           2.48%                              7.16%
-------------- ----------------------- -------------------------------------- -------------------------------
5 Years                5.17%                           0.57%                              5.19%
-------------------------------------------------------------------------------------------------------------

         The performance information shown above for Acadian represents a composite of the prior performance of all discretionary accounts managed by Acadian with substantially similar investment objectives, strategies and policies of the Fund as provided by Acadian. Acadian performance results are net of account fees and expenses, and assume all dividends and distributions have been reinvested. The Acadian discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance of the composite. Acadian's performance results would have been lower had fund expenses been used. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

         The net annual returns for the Acadian composite were calculated on an asset-weighted, total return basis, including a 0.50 bps annual management fee charged on a quarterly basis (which represents the highest advisory fee), commissions on securities transactions, margin interest paid, and dividend and interest earned. This method differs from the method used by the Securities and Exchange Commission (the "SEC").

         The Russell 1000(R) Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio;

         6) the fact that Acadian has soft dollar arrangements with several brokers, and Acadian pools soft dollars throughout the year to pay for a variety of research-related expenses that are of benefit to all Acadian clients;

         7) the fact that there are no other tangible benefits to Acadian in providing investment advisory services to the Fund, other than the fee to be earned under the Subadvisory Agreement. There may be certain intangible benefits gained to the extent that serving the Fund could enhance Acadian's reputation in the marketplace, and, therefore, would enable Acadian to attract additional client relationships; and

         8) the possibility of economies of scale to be achieved as Fund assets increase through the use of a breakpoint fee schedule.

         Based on the foregoing, the Board concluded that the proposed Subadvisory Agreement was favorable for shareholders because shareholders could benefit from management of the Fund's assets by the equity team at Acadian.

               PROPOSAL 3: APPROVAL OF A PROPOSAL TO PERMIT PIC TO
                    HIRE AND REPLACE SUBADVISORS OR TO MODIFY
               SUBADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL

REQUIRED VOTE

         Approval of this proposal requires a majority vote of the shareholders of the Fund. If the Fund's shareholders do not approve this proposal, the terms and conditions of the exemptive relief described below will not be applicable to the Fund.

         By approving the proposal, shareholders will afford the Fund the opportunity to forego the costly expense of and unnecessary delays associated with proxy solicitations due to necessary subadviser changes.

DESCRIPTION OF EXEMPTIVE RELIEF

         One of the duties of an investment adviser is to recommend to a board of trustees, if conditions warrant, the reallocation of assets managed by a subadviser or to recommend a subadviser's hiring, termination or replacement, if the adviser deems it appropriate to achieve the overall objectives of a fund. The Trust proposes that PIC, with the approval of the Board of Trustees, be permitted to enter into, terminate, or modify subadvisory agreements on behalf of the Fund without obtaining the prior approval of a majority of the outstanding voting securities of the Fund, as is otherwise required by Section 15 of the 1940 Act.

         Phoenix Variable Advisors, Inc. ("PVA"), an affiliate of PIC, and The Phoenix Edge Series Fund have received an exemptive order from the SEC that, subject to certain conditions, permits PVA and any funds advised by entities that are under common control with PVA (such as PIC), with the approval of such funds' trustees, to retain other subadvisers, subsequently change the subadvisers, or continue the employment of existing subadvisers, after events that under the 1940 Act and the relevant subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements, without submitting the subadvisory agreements or material amendments to those agreements to a vote of the shareholders.

         Before this relief can be utilized by the Fund, the Fund's shareholders must approve the applicability of the relief to the Fund. If the Fund's shareholders approve the proposal to allow PIC to utilize this relief for the Fund, the Fund and PIC will have the right to hire, terminate or replace subadvisers without shareholder approval, including, without limitation, the replacement or reinstatement of any subadviser with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PIC will continue to have the ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, and replacement.

         Even if the Fund's shareholders approve this arrangement, any new subadvisers engaged or terminated or any change in a subadvisory agreement will still require the approval of the Fund's Board of Trustees. In order to approve new subadvisers, the

Trustees will analyze the factors they deem relevant, including the nature, quality and scope of services provided by subadvisers to investment companies comparable to the Fund. The Trustees will review the ability of the subadvisers to provide services to the Fund, as well as its personnel, operation, financial condition or any other factor which would affect the subadvisers with respect to compliance and regulatory matters over the past fiscal year. The Trustees will review the subadvisers' investment performance with respect to accounts deemed comparable. Finally, the Trustees will consider other factors deemed relevant to the subadvisers' performance as an investment adviser. The Trust believes that this review provides adequate shareholder protection in the selection of subadvisers. PIC would notify Fund shareholders in the event of any change in the identity of the subadviser of the Fund. In addition, the exemptive order prohibits PIC from entering into subadvisory agreements with affiliates of PIC to replace an unaffiliated subadviser without shareholder approval.

         Although shareholder approval would not be required for the termination of subadvisory agreements, shareholders of the Fund will continue to have the right to terminate such subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund.

                           MORE INFORMATION ABOUT PIC

         Phoenix Equity Planning Corporation ("PEPCO") owns all of the outstanding stock of PIC, a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut is the sole shareholder of PXP. PNX's primary place of business is One American Row, Hartford, CT 06115. PEPCO, a mutual fund distributor, acts as the national distributor of the Fund's shares and as administrative agent of the Fund. The principal office of PEPCO is located at One American Row, Hartford, CT 06102. The Fund paid PEPCO $610,793 during their last fiscal year for performing these services for the Fund.

         PIC acts as the investment adviser for 16 fund companies totaling 40 mutual funds and as adviser to institutional clients. PIC has acted as an investment adviser for over 70 years. As of December 31, 2004, PIC had approximately $21.8 million in assets under management. PIC does not currently serve as an investment adviser to any funds that have a similar investment objective to the Fund.

         The following persons serve as the principal executive officers of PIC at the address for PIC listed above and (except for Bonner, Engberg, Geraci and Aylward) do not serve as Trustees or Officers of the Trust: Daniel T. Geraci, President; George R. Aylward, Executive Vice President; James D. Wehr, Executive Vice President; Gerald S. Fawthrop, Second Vice President and Assistant Treasurer; Christopher M. Wilkos, Second Vice President; Glenn H. Pease, Vice President, Finance and Treasurer; Doreen A. Bonner, Vice President and Chief Compliance Officer; Nancy J. Engberg, Vice President and Chief Compliance Officer; and John H. Beers, Vice President and Clerk.

         PXP is the wholly owned investment management subsidiary of PNX and has served investors for over 70 years. As of December 31, 2004, PXP had approximately $56.1 billion in assets under management through its investment partners: Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago; Kayne Anderson Rudnick Investment Management, LLC (Kayne) in Los Angeles; Engemann Asset Management (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; Walnut Asset Management LLC (Walnut) in Philadelphia; Phoenix/Zweig Advisers LLC and Euclid Advisors LLC (Zweig) in New York; and PIC in Hartford, CT.

                         MORE INFORMATION ABOUT ACADIAN

         Acadian Asset Management, Inc. is located at One Post Office Square, Boston, MA 02109. Acadian is registered as an investment adviser under the Investment Advisers Act of 1940. Acadian is a wholly owned subsidiary of Old Mutual Asset Managers (US) LLC, which is wholly owned by Old Mutual (US) Holdings, Inc. Old Mutual (US) Holdings, Inc. is wholly owned by OM Group (UK) Limited. OM Group (UK) limited is wholly owned by Old Mutual PLC. The following persons serve as the principal executive officers of Acadian: Gary L. Bergstrom, Chairman, Director and Treasurer; Ronald D. Frashure, President and Director; Churchill G. Franklin, Executive Vice President and Director; John R. Chisholm, Executive Vice President and Director; Barry B. White, Clerk; Scott F. Powers, Director; Scott P. Dias, Chief Compliance Officer; and Mark J. Minichiello, Chief Financial Officer. The principal occupation of the principal executive officers is the officer's position with Acadian.

         As of February 28, 2005, Acadian had approximately $15.5 billion in assets under management. Acadian serves as investment adviser to institutional portfolios in the same style as will be provided to the Funds. Acadian does not subadvise any other U.S. value equity funds.

                           MORE INFORMATION ABOUT EAM

         All of the outstanding stock of EAM is owned by PXP. Gretchen Lash serves as the principal executive officer of EAM at the address for EAM listed above and does not serve as a Trustee or Officer of the Trust.

                           SHARE OWNERSHIP INFORMATION

         As of the Record Date, the following chart lists those shareholders who beneficially owned 5% or more of the outstanding shares of the Fund.

   ------------------------------------------------------------------------------------------------------

                                                     Shareholder                 Shares       Percent
   ------------------------------------ -------------------------------------- ------------ -------------
                 Class A                KCB Services & Co., Trustees             265,958       11.75%
                                        FBO St. Joseph Hospital
                                        Employees Pension Plan
                                        C/O Quads Trust Company
                                        PO Box 4310
                                        Frederick, MD 21705-4310
   ------------------------------------ -------------------------------------- ------------ -------------
                                        National Financial Securities            229,552       10.15%
                                        Corporation FBO
                                        Fiioc as Agent for Qualified
                                        Employee Benefit Plans (401)K
                                        Finop-IC Funds
                                        100 Magellan Way KWIC
                                        Covington, KY 41015-1987
   ------------------------------------------------------------------------------------------------------
                 Class B                Merrill, Lynch, Pierce, Fenner &         147,294       15.22%
                                        Smith for the sole benefit
                                        its customers
                                        4800 Deer Lake Dr. E
                                        3rd Floor
                                        Jacksonville, FL 32246-6484
   ------------------------------------ -------------------------------------- ------------ -------------
                 Class C                Merrill, Lynch, Pierce, Fenner &         89,783        11.35%
                                        Smith for the sole benefit
                                        its customers
                                        4800 Deer Lake Dr. E
                                        3rd Floor
                                        Jacksonville, FL 32246-6484
   ------------------------------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

         The Fund does not allocate portfolio brokerage on the basis of the sales of shares, although brokerage firms whose customers purchase shares of the Fund may participate in brokerage commissions. The Fund does not make portfolio transactions through affiliated brokers.

                                 OTHER BUSINESS

         The Board of Trustees knows of no other business to be brought before the Meeting. If other business should properly come before the meeting, the proxy holders will vote thereon in their discretion.

         Under the provisions of the Trust's charter documents and applicable law, no annual meeting of shareholders is required, and the Trust does not currently intend to hold such a meeting. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act or otherwise. Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by the Trust within a reasonable period of time prior to any such shareholder meeting. Shareholders collectively holding at least 10% of the outstanding shares of the Trust may request a shareholder meeting at any time for the purpose of voting to remove one or more of the Trustees. The Trust will assist in communicating to other shareholders about such meeting.

         PLEASE COMPLETE THE ENLOSED PROXY CARD(S) AND RETURN THE CARD(S) BY SEPTEMBER 16, 2005 IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.

By order of the Board of Trustees




                                       Francis G. Waltman
                                       Senior Vice President

                                                                       Exhibit A

                                     FORM OF
                          INVESTMENT ADVISORY AGREEMENT

                           PHOENIX INVESTMENT TRUST 97

         THIS AGREEMENT, effective as of the ____ day of ____________, 2005 (the "Contract Date") by and between Phoenix Investment Trust 97, a Delaware business trust (the "Trust") and Phoenix Investment Counsel, Inc., a Connecticut corporation (the "Adviser").

WITNESSETH THAT:

         1. The Trust hereby appoints the Adviser to act as investment adviser to the Trust on behalf of the portfolio series of the Trust established and designated by the Board of Trustees of the Trust (the "Trustees") on or before the date hereof, as listed on attached Schedule A (collectively, the "Existing Series"), for the period and on the terms set forth herein. The Adviser accepts such appointment and agrees to render the services described in this Agreement for the compensation herein provided.

         2. In the event that the Trustees desire to retain the Adviser to render investment advisory services hereunder with respect to one or more of the additional series (the "Additional Series"), by agreement in writing, the Trust and the Adviser may agree to amend Schedule A to include such Additional Series, whereupon such Additional Series shall become subject to the terms and conditions of this Agreement.

         3. The Adviser shall furnish continuously an investment program for the portfolio of the Existing Series and the portfolio of any Additional Series which may become subject to the terms and conditions set forth herein (sometimes collectively referred to as the "Series") and shall manage the investment and reinvestment of the assets of the portfolio of each Series, subject at all times to the supervision of the Trustees.

         4. With respect to managing the investment and reinvestment of the portfolio of the Series' assets, the Adviser shall provide, at its own expense:

                  (a)      Investment research, advice and supervision;

                  (b) An investment program for each Series consistent with its investment objectives, policies and procedures;

                  (c) Implementation of the investment program for each Series including the purchase and sale of securities;

                  (d) Implementation of an investment program designed to manage cash, cash equivalents and short-term investments for a Series with respect to assets designated from time to time to be managed by a subadviser to such Series;

                  (e) Advice and assistance on the general operations of the Trust; and

                  (f) Regular reports to the Trustees on the implementation of each Series' investment program.

         5. The Adviser shall, for all purposes herein, be deemed to be an independent contractor.

         6. The Adviser shall furnish at its own expense, or pay the expenses of the Trust, for the following:

                  (a) Office facilities, including office space, furniture and equipment;

                  (b) Personnel necessary to perform the functions required to manage the investment and reinvestment of each Series' assets (including those required for research, statistical and investment work);

                  (c) Except as otherwise approved by the Board, personnel to serve without salaries from the Trust as officers or agents of the Trust. The Adviser need not provide personnel to perform, or pay the expenses of the Trust for, services customarily performed for an open-end management investment company by its national distributor, custodian, financial agent, transfer agent, registrar, dividend disbursing agent, auditors and legal counsel;

                  (d) Compensation and expenses, if any, of the Trustees who are also full-time employees of the Adviser or any of its affiliates; and

                  (e) Any subadviser recommended by the Adviser and appointed to act on behalf of the Trust.

         7. All costs and expenses not specifically enumerated herein as payable by the Adviser shall be paid by the Trust. Such expenses shall include, but shall not be limited to, all expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not full-time employees of the Adviser or any of its affiliates, expenses of Trustees' and shareholders' meetings including the cost of printing and mailing proxies, expenses of Adviser personnel attending Trustee meetings as required, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by its national distributor under its agreement with the Trust), expenses of printing and mailing stock certificates representing shares of the Trust, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. Additionally, if authorized by the Trustees, the Trust shall pay for extraordinary expenses and expenses of a non-recurring nature which may include, but not be limited to the reasonable and proportionate cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Trust is a party.

         8. The Adviser shall adhere to all applicable policies and procedures as adopted from time to time by the Trustees, including but not limited to the following:

                  (a) Code of Ethics. The Adviser shall adopt a Code of Ethics designed to prevent "access persons" (as defined therein in accordance with Rule 17j-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act")) from engaging in fraudulent acts or transactions that are, or have the potential of being viewed as, a conflict of interest, and shall monitor for compliance with its Code of Ethics and report any violations to the Trust's Compliance Officer.

                  (b) Policy with Respect to Brokerage Allocation. The Adviser shall have full trading discretion in selecting brokers for Series transactions on a day to day basis so long as each selection is in conformance with the Trust's Policy with Respect to Brokerage Allocation. Such discretion shall include use of "soft dollars" for certain broker and research services, also in conformance with the Trust's Policy with Respect to Brokerage Allocation. The Adviser may delegate the responsibilities under this section to a Subadviser of a Series.

                  (c) Procedures for the Determination of Liquidity of Assets. It shall be the responsibility of the Adviser to monitor the Series' assets that are not liquid, making such determinations as to liquidity of a particular asset as may be necessary, in accordance with the Trust's Procedures for the Determination of Liquidity of Assets. The Adviser may delegate the responsibilities under this section to a Subadviser of a Series.

                  (d) Policy with Respect to Proxy Voting. In the absence of specific direction to the contrary and in a manner consistent with the Trust's Policy with Respect to Proxy Voting, the Adviser shall be responsible for voting proxies with respect to portfolio holdings of the Trust. The Adviser shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the assets under management by the Adviser in accordance with such policies and procedures adopted or approved by each Series'. Unless the Fund gives the Adviser written instructions to the contrary, the Adviser will, in compliance with the proxy voting procedures of the Series then in effect or approved by the Series, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which the assets of the Series may be invested. The Adviser shall cause the Custodian to forward promptly to the Adviser (or designee) all proxies upon receipt so as to afford the Adviser a reasonable amount of time in which to determine how to vote such proxies. The Adviser agrees to provide the Trust with quarterly proxy voting reports in such form as the Trust may request from time to time. The Adviser may delegate the responsibilities under this section to a Subadviser of a Series.

                  (e) Procedures for the Valuation of Securities. It shall be the responsibility of the Adviser to fully comply with the Trust's Procedures for the Valuation of Securities. The Adviser may delegate the responsibilities under this section to a Subadviser of a Series.

         9. For providing the services and assuming the expenses outlined herein, the Trust agrees that the Adviser shall be compensated as follows:

                  (a) The Trust shall pay a monthly fee calculated at an annual rate as specified in Schedule A. The amounts payable to the Adviser with respect to the Series shall be based upon the average of the values of the net assets of the Series as of the close of business each day, computed in accordance with the Trust's Declaration of Trust.

                  (b) Compensation shall accrue immediately upon the effective date of this Agreement.

                  (c) If there is termination of this Agreement with respect to any Series during a month, the Series' fee for that month shall be proportionately computed upon the average of the daily net asset values of such Series for such partial period in such month.

                  (d) The Adviser agrees to reimburse the Trust for the amount, if any, by which the total operating and management expenses of the portfolio of any Series (including the Adviser's compensation, pursuant to this paragraph, but excluding taxes, interest, costs of portfolio acquisitions and dispositions and extraordinary expenses), for any "fiscal year" exceed the level of expenses which such Series is permitted to bear under the most restrictive expense limitation (which is not waived by the State) imposed on open-end investment companies by any state in which shares of such Series are then qualified. Such reimbursement, if any, will be made by the Adviser to the Trust within five days after the end of each month. For the purpose of this subparagraph (d), the term "fiscal year" shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement.

         10. The services of the Adviser to the Trust are not to be deemed exclusive, the Adviser being free to render services to others and to engage in other activities. Without relieving the Adviser of its duties hereunder and subject to the prior approval of the Trustees and subject further to compliance with applicable provisions of the Investment Company Act, as amended, the Adviser may appoint one or more agents to perform any of the functions and services which are to be provided under the terms of this Agreement upon such terms and conditions as may be mutually agreed upon among the Trust, the Adviser and any such agent.

         11. The Adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser in the performance of its duties hereunder.

         12.      It is understood that:

                  (a) Trustees, officers, employees, agents and shareholders of the Trust are or may be "interested persons" of the Adviser as directors, officers, stockholders or otherwise;

                  (b) Directors, officers, employees, agents and stockholders of the Adviser are or may be "interested persons" of the Trust as Trustees, officers, shareholders or otherwise; and

                  (c) The existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder.

         13. This Agreement shall become effective with respect to the Existing Series as of the date stated above, and with respect to any Additional Series, on the date specified in any amendment to this Agreement reflecting the addition of each Additional Series in accordance with paragraph 2 (the "Amendment Date"). Unless terminated as herein provided, this Agreement shall remain in full force and effect until November 30, 2006 with respect to each Existing Series and until November 30 of the first full calendar year following the Amendment Date with respect to each Additional Series, and shall continue in full force and effect for periods of one year thereafter with respect to each Series so long as
(a) such continuance with respect to any such Series is approved at least annually by either the Trustees or by a "vote of the majority of the outstanding voting securities" of such Series and (b) the terms and any renewal of this Agreement with respect to any such Series have been approved by a vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" of any such party cast in person at a meeting called for the purpose of voting on such approval.

         Any approval of this Agreement by a vote of the holders of a "majority of the outstanding voting securities" of any Series shall be effective to continue this Agreement with respect to such Series notwithstanding (a) that this Agreement has not been approved by a "vote of a majority of the outstanding voting securities" of any other Series of the Trust affected thereby and (b) that this Agreement has not been approved by the holders of a "vote of a majority of the outstanding voting securities" of the Trust, unless either such additional approval shall be required by any other applicable law or otherwise.

         14. The Trust may terminate this Agreement with respect to the Trust or to any Series upon 60 days' written notice to the Adviser at any time, without the payment of any penalty, by vote of the Trustees or, as to each Series, by a "vote of the majority of the outstanding voting securities" of such Series. The Adviser may terminate this Agreement upon 60 days' written notice to the Trust, without the payment of any penalty. This Agreement shall immediately terminate in the event of its "assignment".

         15. The terms "majority of the outstanding voting securities", "interested persons" and "assignment", when used herein, shall have the respective meanings in the Investment Company Act.

         16. In the event of termination of this Agreement, or at the request of the Adviser, the Trust will eliminate all reference to "Phoenix" from its name, and will not thereafter transact business in a name using the word "Phoenix" in any form or combination whatsoever, or otherwise use the word "Phoenix" as a part of its name. The Trust will thereafter in all prospectuses, advertising materials, letterheads, and other material designed to be read by investors or prospective investors delete from the name the word "Phoenix" or any approximation thereof. If the Adviser chooses to withdraw the Trust's right to use the word "Phoenix," it agrees to submit the question of continuing this Agreement to a vote of the Trust's shareholders at the time of such withdrawal.

         17. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Trust and signed by the President of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or be binding upon or impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust.

         18. This Agreement shall be construed and the rights and obligations of the parties hereunder enforced in accordance with the laws of the State of Connecticut.

         19. Subject to the duty of the Adviser and the Trust to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Series and any Additional Series that may be named, and the actions of the Adviser and the Trust in respect thereof.

         20. The Adviser will not advise or act on behalf of the Series in regard to class action filings, with respect to any securities held in the Series portfolio.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

                                       PHOENIX INVESTMENT TRUST 97


                                       By:
                                           --------------------------------
                                       Name:  Francis G. Waltman
                                       Title: Senior Vice President


                                       PHOENIX INVESTMENT COUNSEL, INC.


                                       By:
                                          ---------------------------------
                                       Name:  John H. Beers
                                       Title: Vice President and Clerk

                                   SCHEDULE A

     SERIES                                      ANNUAL INVESTMENT ADVISORY FEE
     ------                                      ------------------------------
                                                      (AVERAGE NET ASSETS

Phoenix Value Equity Fund                0.75% on the first billion
                                         0.70% on $1 billion to $2 billion
                                         0.65% on the excess over $2 billion

                                                                       Exhibit B

                                     FORM OF
                              SUBADVISORY AGREEMENT
                              ---------------------

                           PHOENIX INVESTMENT TRUST 97
                            PHOENIX VALUE EQUITY FUND

                                                            September ____, 2005

Acadian Asset Management, Inc.
One Post Office Square
Boston, Massachusetts 02109

RE:      SUBADVISORY AGREEMENT

Ladies and Gentlemen:

Phoenix Investment Trust 97 (the "Fund") is a diversified open-end investment company of the series type registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder. The shares of the Fund are offered or may be offered in several series, including the Phoenix Value Equity Fund (collectively, sometimes hereafter referred to as the "Series").

Phoenix Investment Counsel, Inc. (the "Adviser") evaluates and recommends series advisers for the Series and is responsible for the day-to-day management of the Series.

1. Employment as a Subadviser. The Adviser, being duly authorized, hereby employs Acadian Asset Management, Inc. (the "Subadviser") as a discretionary series adviser to invest and reinvest that discrete portion of the assets of the Series designated by the Adviser on the terms and conditions set forth herein. The services of the Subadviser hereunder are not to be deemed exclusive; the Subadviser may render services to others and engage in other activities that do not conflict in any material manner in the Subadviser's performance hereunder.

2. Acceptance of Employment; Standard of Performance. The Subadviser accepts its employment as a discretionary series Adviser of the Series and agrees to use its best professional judgment to make investment decisions for the Series in accordance with the provisions of this Agreement and as set forth in Schedule D attached hereto and made a part hereof.

3. Services of Subadviser. In providing management services to the Series, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Fund as they apply to the Series and as set forth in the Fund's then current prospectus ("Prospectus") and statement of additional information ("Statement of Additional Information") filed with the Securities and Exchange Commission (the "SEC") as part of the Fund's Registration Statement, as may be periodically amended and provided to the Subadviser by the Adviser, and to the investment restrictions set forth in the Act and the Rules thereunder, to the supervision and control of the Trustees of the Fund (the "Trustees"), and to instructions from the Adviser. The Subadviser shall not, without the Fund's prior written approval, effect any transactions that would cause the Series at the time of the transaction to be out of compliance with any of such restrictions or policies.

4. Transaction Procedures. All series transactions for the Series shall be consummated by payment to, or delivery by, the Custodian(s) from time to time designated by the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Series. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in writing to the Fund all investment orders for the Series placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the act, omissions or other conduct of the Custodian.

5. Allocation of Brokerage. The Subadviser shall have authority and discretion to select brokers and dealers to execute Series transactions initiated by the Subadviser, and to select the markets on or in which the transactions will be executed.

       A. In placing orders for the sale and purchase of Series securities for the Fund, the Subadviser's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser's overall responsibilities with respect to its clients, including the Fund, as to which the Subadviser exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

       B. The Subadviser may manage other portfolios and expects that the Fund and other portfolios it manages will, from time to time, purchase or sell the same securities. The Subadviser may aggregate orders for the purchase or sale of securities on behalf of the Fund with orders on behalf of other portfolios the Subadviser manages. Securities purchased or proceeds of securities sold through aggregated orders shall be allocated to the account of each portfolio managed by the Subadviser that bought or sold such securities at the average execution price. If less than the total of the aggregated orders is executed, purchased securities or proceeds shall generally be allocated pro rata among the participating portfolios in proportion to their planned participation in the aggregated orders. Further, in the event not all portfolios are allocated the entire number of securities sought to be bought or sold on behalf of such portfolio, it is possible that no portfolio will be deemed to have purchased or sold the entire number of securities sought to be purchased or sold on behalf of such portfolio.

       C. The Subadviser shall not execute any Series transactions for the Series with a broker or dealer that is an "affiliated person" (as defined in the Act) of the Fund, the Subadviser or the Adviser without the prior written approval of the Fund. The Fund shall provide the Subadviser with a list of brokers and dealers that are "affiliated persons" of the Fund or the Adviser.

6. Proxies. The Subadviser, or a third party designee acting under the authority and supervision of the Subadviser, shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the assets of the Series. Unless the Adviser or the Fund gives the Subadviser written instructions to the contrary, the Subadviser will, in compliance with the proxy voting procedures of the Series then in effect, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which assets of the Series may be invested. The Adviser shall cause the Custodian to forward promptly to the Subadviser all proxies upon receipt, so as to afford the Subadviser a reasonable amount of time in which to determine how to vote such proxies. The Subadviser agrees to provide the Adviser in a timely manner with a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Series to file Form N-PX as required by Rule 30b1-4 under the Act.

7. Prohibited Conduct. In providing the services described in this Agreement, the Subadviser will not consult with any other investment advisory firm that provides investment advisory services to any investment company sponsored by Phoenix Investment Partners, Ltd. regarding transactions for the Fund in securities or other assets. In addition, the Subadviser shall not, without the prior written consent of the Fund and the Adviser, delegate any obligation assumed pursuant to this Agreement to any affiliated or unaffiliated third party.

8.     Information and Reports.
       ------------------------

       A. The Subadviser shall keep the Fund and the Adviser informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Series. In this regard, the Subadviser shall provide the Fund, the Adviser and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Adviser may from time to time reasonably request. In addition, prior to each meeting of the Trustees, the Subadviser shall provide the Adviser and the Trustees with reports regarding the Subadviser's management of the Series during the most recently completed quarter, to include written communication that the Series is in compliance with its investment objectives and practices, the Act and applicable rules and regulations under the Act, and the requirements of Subchapter M under the Internal Revenue Code of 1986, as amended, and otherwise in such form as may be mutually agreed upon by the Subadviser and the Adviser.

       B. Each of the Adviser and the Subadviser shall provide the other party with a list, to the best of the Adviser's or the Subadviser's respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Subadviser, as the case may be, and each of the Adviser and Subadviser agrees promptly to update such list whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from the list of affiliated persons.

       C. The Subadviser shall also provide the Adviser with any information reasonably requested regarding its management of the Series required for any shareholder report, amended registration statement, or Prospectus supplement to be filed by the Fund with the SEC.

9. Fees for Services. The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Fund and the Adviser, the Adviser is solely responsible for the payment of fees to the Subadviser.

10. Limitation of Liability. The Subadviser shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have constituted a breach of the investment objectives, policies and restrictions applicable to the Series and that such acts or omissions shall not have resulted from the Subadviser's willful misfeasance, bad faith or gross negligence, or a breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Subadviser from liability under the Act).

11. Confidentiality. Subject to the duty of the Subadviser and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Series and the actions of the Subadviser and the Fund in respect thereof.

12. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and to take the steps necessary to enter into a new contract with the Subadviser.

13. Representations, Warranties and Agreements of the Subadviser. The Subadviser represents, warrants and agrees that:

       A. It is registered as an "Investment Adviser" under the Investment Advisers Act of 1940, as amended ("Advisers Act").

       B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder including the records identified in Schedule B (as Schedule B may be amended from time to time). The Subadviser agrees that such records are the property of the Fund, and shall be surrendered to the Fund or to the Adviser as agent of the Fund promptly upon request of either. The Fund acknowledges that Subadviser may retain copies of all records required to meet the record retention requirements imposed by law and regulation.

       C. It shall maintain a written code of ethics (the "Code of Ethics") complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-l under the Act and shall provide the Fund and the Adviser with a copy of the Code of Ethics and evidence of its adoption. It shall institute procedures reasonably necessary to prevent Access Persons (as defined in Rules 204A-1 and 17j-1) from violating its Code of Ethics. The Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Fund. Each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Fund and to the Adviser that the Subadviser has complied with the requirements of Rules 204A-1 and 17j-l during the previous calendar quarter and that there has been no violation of its Code of Ethics, or the code of ethics of the Fund pertaining to the section on Unlawful Actions, or if such a violation has occurred, that appropriate action was taken in response to such violation. Annually, the Subadviser shall furnish a written report which complies with the requirements of Rules 204A-1(b) and 17j-1 concerning the Subadviser's Code of Ethics to the Fund and the Adviser. The Subadviser shall permit the Fund and the Adviser to examine the reports required to be made by the Subadviser under Rules 204A-1(b) and 17j-l(d)(1) and this subparagraph.

       D. It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadviser and its supervised persons, and, to the extent the activities of the Subadviser in respect to the Fund could affect the Fund, by the Fund, of "federal securities laws" (as defined in Rule 38a-1 under the Act), and that the Subadviser has provided the Fund with true and complete copies of its policies and procedures (or summaries thereof) and related information requested by the Fund. The Subadviser agrees to cooperate with periodic reviews by the Fund's compliance personnel of the Subadviser's policies and procedures, their operation and implementation and other compliance matters and to provide to the Fund from time to time such additional information and certifications in respect of the Subadviser's policies and procedures, compliance by the Subadviser with federal securities laws and related matters and the Fund's compliance personnel may reasonably request. The Subadviser agrees to promptly notify the Adviser of any compliance violations which affect the Series.

       E. Reference is hereby made to the Declaration of Trust dated August 17, 2000 establishing the Fund, a copy of which has been filed with the Secretary of the State of Delaware and elsewhere as required by law, and to any and all amendments thereto so filed with the Secretary of the State of Delaware and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name "Phoenix Investment Trust 97" refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability in connection with the affairs of the Fund; only the trust estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate.

14. Amendment. This Agreement may be amended at any time, but only by written agreement among the Subadviser, the Adviser and the Fund, which amendment, other than amendments to Schedules A, B, D, and E, is subject to the approval of the Trustees and the shareholders of the Fund as and to the extent required by the Act.

15. Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement, and shall continue in effect until November 30, 2006. The Agreement shall continue from year to year thereafter only so long as its continuance has been specifically approved at least annually by the Trustees in accordance with Section 15(a) of the Act, and by the majority vote of the disinterested Trustees in accordance with the requirements of Section 15(c) thereof.

16. Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon thirty (30) days' written notice to the other parties, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

17. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Delaware.

18. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

19. Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

       (a)    To Phoenix at:

              Phoenix Investment Counsel, Inc.
              56 Prospect Street
              Hartford, CT 06115
              Attn:  John H. Beers, Vice President and Clerk
              Telephone:  (860) 403-5050
              Facsimile:  (860) 403-7251
              Email:  john.beers@phoenixwm.com

       (b)    To Acadian at:

              Acadian Asset Management, Inc.
              One Post Office Square
              Boston, Massachusetts 02109
              Attn:  Churchill G. Franklin, Executive Vice President
              Telephone:  (617) 805-3530
              Facsimile: (617) 805-3630
              Email:  cfranklin@acadian-asset.com

20. Certifications. The Subadviser hereby warrants and represents that it will provide the requisite certifications requested by the chief executive officer and chief financial officer of the Fund necessary for those named officers to fulfill their reporting and certification obligations on Form N-CSR as required under the Sarbanes-Oxley Act of 2002. Subadviser shall provide a quarterly certification in a form substantially similar to that attached as Schedule E.

21. Indemnification. The Adviser agrees to indemnify and hold harmless the Subadviser and the Subadviser's directors, officers, employees and agents from and against any and all losses, liabilities, claims, damages, and expenses whatsoever, including reasonable attorneys' fees (collectively, "Losses"), arising out of or relating to (i) any breach by the Adviser of any provision of this Agreement; (ii) the negligence, willful misconduct, bad faith, or breach of fiduciary duty of the Adviser; (iii) any violation by the Adviser of any law or regulation relating to its activities under this Agreement; and (iv) any dispute between the Adviser and any Fund shareholder, except to the extent that such Losses result from the gross negligence, willful misconduct, bad faith, or breach of fiduciary duty of the Subadviser.

22. Receipt of Disclosure Document. The Fund acknowledges receipt, at least 48 hours prior to entering into this Agreement, of a copy of Part II of the Subadviser's Form ADV containing certain information concerning the Subadviser and the nature of its business.

                                         PHOENIX INVESTMENT TRUST 97

                                         By:
                                             -----------------------------------
                                             Name:  Francis G. Waltman
                                             Title: Senior Vice President

                                         PHOENIX INVESTMENT COUNSEL, INC.

                                         By:
                                            ------------------------------------
                                            Name:  John H. Beers
                                            Title: Vice President and Clerk


ACCEPTED:

ACADIAN ASSET MANAGEMENT, INC.

By:
    --------------------------------
    Name: Ronald D. Frashire
    Title:   President

SCHEDULES:        A.       Operational Procedures
                  B.       Record Keeping Requirements
                  C.       Fee Schedule
                  D.       Subadviser Functions
                  E.       Form of Sub-Certification

                                   SCHEDULE A
                                   ----------

                             OPERATIONAL PROCEDURES

In order to minimize operational problems, it will be necessary for a flow of information to be supplied to State Street Bank and Trust Company (the "Custodian") and PFPC, Inc., (the "Sub-Accounting Agent") for the Fund.

The Subadviser must furnish the Custodian and the Sub-Accounting Agent, with daily information as to executed trades, or, if no trades are executed, with a report to that effect, no later than 5 p.m. (Eastern Standard time) on the day of the trade. (Subadviser will be responsible for reimbursement to the Fund for any loss caused by failure to comply). The necessary information can be sent via facsimile machine to the Custodian and the Sub-Accounting Agent. Information provided to the Custodian and the Sub-Accounting Agent shall include the following:

         1.   Purchase or sale;
         2.   Security name;
         3.   CUSIP number, ISIN or Sedols (as applicable);
         4.   Number of shares and sales price per share;
         5.   Executing broker;
         6.   Settlement agent;
         7.   Trade date;
         8.   Settlement date;
         9.   Aggregate commission or if a net trade;
         10.  Interest purchased or sold from interest bearing security;
         11.  Other fees;
         12.  Net proceeds of the transaction;
         13.  Exchange where trade was executed;
         14.  Identified tax lot (if applicable); and
         15.  Trade commission reason:  best execution, soft dollar or research.

When opening accounts with brokers for, and in the name of, the Fund, the account must be a cash account. No margin accounts are to be maintained in the name of the Fund. Delivery instructions are as specified by the Custodian. The Custodian will supply the Subadviser daily with a cash availability report via access to the Custodian website, or by email or by facsimile and the Sub-Accounting Agent will provide a five day cash projection. This will normally be done by email so that the Subadviser will know the amount available for investment purposes.

                                   SCHEDULE B
                                   ----------

                   RECORDS TO BE MAINTAINED BY THE SUBADVISER

1. (Rule 31a-1(b)(5)) A record of each brokerage order, and all other series purchases and sales, given by the Subadviser on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

         A. The name of the broker;
         B. The terms and conditions of the order and of any modifications or cancellations thereof;
         C. The time of entry or cancellation;
         D. The price at which executed;
         E. The time of receipt of a report of execution; and
         F. The name of the person who placed the order on behalf of the Fund.

2. (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of series securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

         A. Shall include the consideration given to:
            (i)   The sale of shares of the Fund by brokers or dealers.
            (ii) The supplying of services or benefits by brokers or dealers to:
                  (a) The Fund,
                  (b) The Adviser,
                  (c) The Subadviser, and
                  (d) Any person other than the foregoing.
            (iii) Any other consideration other than the technical
                  qualifications of the brokers and dealers as such.

         B. Shall show the nature of the services or benefits made available.
         C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.
         D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of series securities. Where a committee or group makes an authorization, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of series securities and such other information as is appropriate to support the authorization.*

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment Advisers by rule adopted under Section 204 of the Advisers Act, to the extent such records are necessary or appropriate to record the Subadviser's transactions for the Fund.

5. Records as necessary under Board approved Phoenix Funds' valuation policies and procedures.
















-----------------------------------
* Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendations, i.e., buy, sell, hold) or any internal reports or subadviser review.

                                   SCHEDULE C
                                   ----------

                                 SUBADVISORY FEE

         (a) For services provided to the Fund, the Adviser will pay to the Subadviser, on or before the 10th day of each month, a fee, payable in arrears, at the annual rate stated below. The fees shall be prorated for any month during which this Agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadviser, the net asset value of the Fund and each Series shall be valued as set forth in the then current registration statement of the Fund.

         (b) The fee to be paid to the Subadviser as calculated based on the average daily net assets of the Phoenix Value Equity Fund managed by Acadian Asset Management, Inc. is as follows:

--------------------------------------------------------------------------------
        AVERAGE DAILY NET ASSETS               ANNUAL RATE PERCENTAGE (%)
---------------------------------------- ---------------------------------------
First $1 Billion                                         0.375%
---------------------------------------- ---------------------------------------
Over $1 Billion to $2 Billion                            0.350%
---------------------------------------- ---------------------------------------
Over $2 Billion                                          0.325%
--------------------------------------------------------------------------------

                                   SCHEDULE D
                                   ----------

                              SUBADVISER FUNCTIONS

         With respect to managing the investment and reinvestment of the Series' assets, the Subadviser shall provide, at its own expense:

         (a) An investment program for the Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board of Trustees and the Adviser;

         (b) Implementation of the investment program for the Series based upon the foregoing criteria;

         (c) Periodic reports, on at least a quarterly basis, in form and substance acceptable to the Adviser, with respect to: i) compliance with the Code of Ethics and the Fund's code of ethics; ii) compliance with procedures adopted from time to time by the Trustees of the Fund relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of Series assets in accordance with the then prevailing Prospectus and Statement of Additional Information pertaining to the Series and governing laws; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered "illiquid" for the purposes of complying with the Series' limitation on acquisition of illiquid securities; v) any and all other reports reasonably requested in accordance with or described in this Agreement; and, vi) the implementation of the Series' investment program, including, without limitation, analysis of Series performance;

         (d) Promptly after filing with the SEC an amendment to its Form ADV, a copy of such amendment to the Adviser and the Trustees;

         (e) Attendance by appropriate representatives of the Subadviser at meetings requested by the Adviser or Trustees at such time(s) and location(s) as reasonably requested by the Adviser or Trustees; and

         (f) Notice to the Trustees and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment Adviser of an investment company pursuant to
                  Section 9(a) of the 1940 Act or otherwise.

         (g) Provide reasonable assistance in the valuation of securities including the participation of appropriate representatives at fair valuation committee meetings.

                                   SCHEDULE E

                            FORM OF SUB-CERTIFICATION

To:

Re:      Form N-CSR Certification for the [Name of Series].

From:    [Name of Subadviser]

         Representations in support of Investment Company Act Rule 30b1-5 certifications of Form N-CSR.

         [Name of Series].

         In connection with your certification responsibility under Rule 30b1-5 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, I have reviewed the following information presented for the period ended [Date of Reporting Period] (the "Reports") which forms part of the N-CSR for the Funds.

                     Schedule of Investments (the "Reports")

Our organization has designed, implemented and maintained internal controls and procedures, designed for the purpose of ensuring the accuracy and completeness of relevant portfolio trade data transmitted to those responsible for the preparation of the Schedule of Investments. As of the date of this certification there have been no material modifications to these internal controls and procedures.

In addition, our organization has:

   a. Designed such internal controls and procedures to ensure that material information is made known to the appropriate groups responsible for servicing the above-mentioned mutual funds.

   b. Evaluated the effectiveness of our internal controls and procedures, as of a date within 90 days prior to the date of this certification and we have concluded that such controls and procedures are effective.

   c. In addition, to the best of my knowledge there has been no fraud, whether, or not material, that involves our organization's management or other employees who have a significant role in our organization's control and procedures as they relate to our duties as sub-adviser to the Funds.

I have read the draft of the Reports which I understand to be current as of [Date of Reporting Period] and based on my knowledge, such drafts of the Reports do not, with respect to the Funds, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information contained therein, in light of the circumstances under which such information is presented, not misleading with respect to the period covered by such draft Reports.

I have disclosed, based on my most recent evaluation, to the Fund's Chief Accounting Officer:

   a. All significant changes, deficiencies and material weakness, if any, in the design or operation of the Subadviser's internal controls and procedures which could adversely affect the Adviser's ability to record, process, summarize and report financial data in a timely fashion;

   b. Any fraud, whether or not material, that involves the Subadviser's management or other employees who have significant role in the Subadviser's internal controls and procedures for financial reporting.

I certify that to the best of my knowledge:

   a. The Subadviser's portfolio manager have complied with the restrictions and reporting requirements of the Code of Ethics (the "Code"). The term Portfolio Manager is as defined in the Code.

   b. The Subadviser has complied with the Prospectus and Statement of Additional Information of the Funds and the Policies and Procedures of the Funds as adopted by the Fund's Board of Trustees.

   c. I have no knowledge of any compliance violations except as disclosed in writing to the Phoenix Compliance Department by me or by the Subadviser's compliance administrator.

   d. The Subadviser has complied with the rules and regulations of the 33 Act and 40 Act, and such other regulations as may apply to the extent those rules and regulations pertain to the responsibilities of the Subadviser with respect to the Fund as outlined above.

This certification relates solely to the Funds named above and may not be relied upon by any other fund or entity.

The Subadviser does not maintain the official books and records of the above Funds. The sub-Subadviser's records are based on its own portfolio management system, a record-keeping system that is not intended to service as the Funds' official accounting system. The Subadviser is not responsible for the preparation of the Reports.

-------------------------------             --------------------------

[Name of Authorized Signature]              Date

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

          PLEASE SIGN, DATE AND RETURN YOUR VOTING INSTRUCTIONS TODAY!

Your Proxy Vote is important!

Please detach at perforation before mailing.

PROXY                        PHOENIX VALUE EQUITY FUND                     PROXY
                     A SERIES OF PHOENIX INVESTMENT TRUST 97
                  SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON

                               September 16, 2005

The undersigned shareholder(s) of Phoenix Value Equity Fund (the "Fund"), a series of Phoenix Investment Trust 97 (the "Trust"), hereby appoints Kevin J. Carr, Vallerie A. Atwood and Noreen M. O'Connell, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Fund to be held on September 16, 2005, at the offices of Phoenix Investment Partners, Ltd., 56 Prospect Street, Hartford, Connecticut 06115, at 2:00 p.m. Eastern Time, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

                           ----------------------------------
                           999 9999 9999 999
                           ----------------------------------

Note: PLEASE SIGN EXACTLY AS YOUR NAME (S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor please sign your name and give your full title as such. If signing on behalf of a corporation please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.


                           --------------------------------------------------
                           Signature and Title, if applicable


                           --------------------------------------------------
                           Signature (if held jointly)

                                                                     , 2005
                           ------------------------------------------
                           Date

        PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE
          THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE
                                      FUND

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                           VOTE THIS PROXY CARD TODAY!

Phoenix Value Equity Fund                               [NUMBER OF SHARES OWNED]

                  Please detach at perforation before mailing.

SHARES HELD ON BEHALF OF THE SHAREHOLDER WILL BE VOTED AS INDICATED BELOW OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

The Board of Trustees recommends a vote FOR the following proposals.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.
Example:  |X|

1. Approve a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and Phoenix Investment Counsel, Inc. ("PIC").

                 FOR [   ]        ABSTAIN [   ]                    AGAINST [   ]

2.   Approve a Subadvisory Agreement between PIC and Acadian Asset Management,
     Inc.

                 FOR [   ]        ABSTAIN [   ]                    AGAINST [   ]

3. Approve a proposal to permit PIC to hire and replace subadvisors or to modify subadvisory agreements without shareholder approval.

                 FOR [   ]        ABSTAIN [   ]                    AGAINST [   ]

           IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE
                                    MAILING